UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 30, 2003 (June 30, 2003)
(Date of Report (Date of Earliest Event Reported))

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)

9 West 57th Street New York, NY (Address of principal executive office)	10019 (Zip Code)

(212) 413-1800 (Registrant's telephone number, including area code)

None (Former name, former address and former fiscal year, if applicable)

Item 5.    Other Events

        EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

         On June 30, 2003, we announced that we intend to begin paying a cash dividend on our common stock beginning in the first quarter of 2004. The plan approved by our Board of Directors anticipates an initial quarterly dividend of $0.07 per share, or $0.28 per share annually. We also reiterated our previously announced cash flow projections and announced that we expect to meet or exceed our second quarter 2003 earnings projection.

        A copy of the press release announcing our intention to initiate a cash dividend to equity holders is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 7.    Exhibits

        See Exhibit Index.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
	By:	/s/ ERIC J. BOCK Eric J. Bock Executive Vice President and Corporate Secretary

Date: June 30, 2003

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated June 30, 2003 (June 30, 2003)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Cendant Corporation on June 30, 2003 announcing Cendant's intention to initiate a cash dividend.